Exhibit 2

VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is dated as of January 11, 2004, among Optika Inc., a Delaware corporation (the “Company”), and the persons listed on Annex A hereto, each of whom is a holder (a “Shareholder”) of shares of common stock of Stellent, Inc., a Minnesota corporation (the “Buyer”).

RECITALS

A. The Buyer, STEL Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Buyer (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger dated as of the date hereof (the “Merger Agreement”), pursuant to which (1) the Company will merge (the “Merger”) with and into Merger Sub, (2) the existing holders of shares of common stock of the Company will exchange such shares for shares of common stock of the Buyer (“Buyer Common Stock”) and (3) the existing holders Series A-1 Convertible Preferred Stock of the Company will exchange such shares for cash and, in certain circumstances, shares of Buyer Common Stock.

B. Each Shareholder is a director or executive officer of the Buyer.

C. The execution and delivery of this Agreement is a condition precedent to the Company entering into the Merger Agreement.

AGREEMENT

Now, therefore, the parties hereby agree as follows:

1. Voting; Proxy.

(a) During the term of this Agreement, at each meeting of the Buyer’s shareholders convened to consider and vote upon the issuance of shares of Buyer Common Stock in the Merger, each Shareholder agrees to vote (to the extent not voted by the person or persons appointed under the proxy granted under Section 1(b)) all shares of Buyer Common Stock owned of record by the Shareholder at the record date for the vote (including, except for any shares for which the Shareholder’s sole voting power results from his or her having been named as proxy pursuant to the proxy solicitation conducted by the Buyer’s Board of Directors in connection with the meeting, any shares of Buyer Common Stock over which the Shareholder has voting power, by contract or otherwise) in favor of the approval of the stock issuance.

(b) Each Shareholder acknowledges that he or she has executed and delivered to the Company an irrevocable proxy in the form of Annex B hereto.

2. No Transfer. During the term of this Agreement, each Shareholder agrees that he or she will not sell, pledge, assign, or otherwise transfer, or authorize, propose, or agree to the sale, pledge, assignment, or other transfer of, any of his or her shares of Buyer Common Stock, unless (a) at least two business days’ written notice of the proposed transfer is provided to the Company and (b) the intended transferee agrees in writing to be bound by this Agreement as if he or she were a Shareholder.

3. Representations and Warranties. Each Shareholder, severally and not jointly, represents and warrants to the Company with respect to himself or herself as follows:

(a) Authority. He or she has the requisite power and authority to enter into this Agreement, to perform his or her obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by him or her and constitutes his or her valid and binding obligation, enforceable against him or her in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting the enforcement of creditors’ rights generally, and except for judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

(b) Title; Authority to Vote Shares. He or she owns of record and has voting power over the number of shares of Buyer Common Stock set forth beside his or her name on Annex A hereto; and such shares are held by him or her free and clear of all liens, charges, pledges, restrictions, and encumbrances that would prevent him or her from performing his or her obligations hereunder.

(c) Noncontravention. Neither his or her execution and delivery of this Agreement, nor his or her consummation of any of the transactions contemplated hereby, nor his or her compliance with any of the provisions hereof will violate, conflict with, or result in a breach of, or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in the termination or suspension of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien upon, any of his or her properties or assets under any agreement or instrument to which he or she is a party or any statute, rule, regulation, judgment, order, decree, or other legal requirement applicable to him or her.

(d) Litigation. (i) There is no claim, action, proceeding, or investigation pending or, to his or her knowledge, threatened against or relating to him or her before any court or governmental or regulatory authority or body (including the National Association of Securities Dealers, Inc.), and (ii) he or she is not subject to any outstanding order, writ, injunction, or decree, that, in the case of clause (i) or (ii), if determined adversely, would prohibit him or her from performing his or her obligations hereunder.

4. Termination. This Agreement will terminate automatically and without further action on behalf of any party at the earlier of (a) the Effective Time or (b) the date and time the Merger Agreement is terminated pursuant to its terms. In the event of a termination of this Agreement pursuant to this Section 4, this Agreement will forthwith become void and there will be no liability or obligation on the part of any party; provided, that nothing herein will release any party from any liability for any breach of this Agreement. If this Agreement is terminated, the proxies of the Shareholders delivered under Section 1(b) will also terminate and be of no further force or effect, and the Company will promptly return the proxies to the respective Shareholders.

5. Director Matters Excluded. The Company acknowledges and agrees that, with respect to each Shareholder that is a member of the Buyer’s Board of Directors, no provision of this Agreement will limit or otherwise restrict such Shareholder with respect to any act or omission that he may undertake or authorize in his capacity as a member of the Buyer’s Board of

Directors, including, without limitation, any vote that such Shareholder may make as a director of the Buyer with respect to any matter presented to the Buyer’s Board of Directors.

6. Miscellaneous.

(a) Notices. All notices and other communications hereunder will be in writing and will be deemed given if delivered personally, effective when delivered, or if delivered by express delivery service, effective when delivered, or if mailed by registered or certified mail (return receipt requested), effective three business days after mailing, or if delivered by telecopy, effective when telecopied with confirmation of receipt, to the parties at the following addresses (or at such other address for a party as may be specified by like notice):

If to a Shareholder at the address and/or telecopy number set forth under his or her name on Annex A hereto;

If to Company to:

Optika Inc.

7450 Campus Drive, Suite 200

Colorado Springs, Colorado 80920

Telecopy: (719) 531-0119

Telephone: (719) 548-9800

Attention: Chief Executive Officer

with a copy to:

E* Law Group

3555 West 110th Place

Westminster, Colorado 80031

Telecopy: (303) 410-0468

Telephone: (303) 766-8988

Attention: Jeremy W. Makarechian

(b) Interpretation. The headings contained in this Agreement are for reference purposes only and do not affect the interpretation of this Agreement.

(c) Counterparts. This Agreement may be executed by facsimile signature and in one or more counterparts, all of which will be considered the same agreement.

(d) Entire Agreement. This Agreement (along with the documents and instruments referred to herein, including the Merger Agreement), constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(e) Severability. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provisions of this Agreement. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law.

(f) Governing Law. This Agreement will be governed by Delaware law, without regard to the principles of conflicts of law.

(g) Assignment. Neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any party, whether by operation of law or otherwise, without the express written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors, heirs, legal representatives, and permitted assigns. The representations, agreements, and obligations of the Shareholders contained herein will survive the death or incapacity of any Shareholder and will be binding upon the heirs, personal representatives, successors, and assigns of each Shareholder.

(h) Remedies. In addition to all other remedies available, the parties agree that, in the event of a breach by a party of any of its obligations hereunder, the non-breaching party will be entitled to specific performance or injunctive relief.

(i) Defined Terms. All capitalized terms used but not defined herein have the meanings given them in the Merger Agreement.

[Remainder of page left intentionally blank—signature pages follow]

IN WITNESS WHEREOF, each of the parties have signed this Agreement as of the date first written above.

OPTIKA INC.

By:	s/s Mark K. Ruport

Mark K. Ruport Chief Executive Officer

s/s Robert F. Olson Robert F. Olson

s/s Kenneth H. Holec Kenneth H. Holec

s/s Philip E. Soran Philip E. Soran

s/s Raymond A. Tucker Raymond A. Tucker

s/s Steven C. Waldron Steven C. Waldron

s/s Gregg A. Waldon Gregg A. Waldon

s/s David S. Batt David S. Batt

s/s Frank A. Radichel Frank A. Radichel

s/s Daniel P. Ryan Daniel P. Ryan

[Stellent, Inc. Voting Agreement]

Signature Page

ANNEX A

TO BUYER STOCKHOLDER AGREEMENT

Name	Number of Shares of Buyer Common Stock
Robert F. Olson	2,255,764
Kenneth H. Holec	90,315
Philip E. Soran	0
Raymond A. Tucker	10,000
Steven C. Waldron	0
Gregg A. Waldon	10,000
David S. Batt	0
Frank A. Radichel	250
Daniel P. Ryan	10,000

Annex A-1

ANNEX B

TO BUYER STOCKHOLDER AGREEMENT

IRREVOCABLE PROXY

The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints each of Mark K. Ruport and Steven M. Johnson the true and lawful attorney, with full power of substitution, for and in the name of the undersigned to vote, at any time before the Termination (defined below), all shares of common stock of Stellent, Inc., a Minnesota corporation (the “Buyer”), or other shares of capital stock of the Buyer entitled to vote on the business to be transacted, (1) registered in the name of the undersigned at the record date for such vote, or (2) except as set forth below, over which the undersigned has voting power by power of attorney or other contractual arrangements with the owner of record (collectively, the “Shares”), at any meeting of the shareholders of the Buyer, and at all adjournments thereof, and pursuant to any consent of the shareholders in lieu of a meeting or otherwise, in favor of approval of the Stock Issuance (defined below).

This Proxy is given with respect to the approval of the issuance of shares of common stock of the Buyer (the “Stock Issuance”) pursuant to the Agreement and Plan of Merger among the Buyer, STEL Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Buyer, and Optika Inc., a Delaware corporation (the “Company”), dated as of January             , 2004 (the “Merger Agreement”). This Proxy is given to induce the Company to enter into the Merger Agreement, is coupled with an interest, and is irrevocable; provided, that this Proxy will terminate automatically and without further action on behalf of the undersigned upon the termination of the Voting Agreement, dated as of the date hereof, among the Company and each of the persons and entities listed on Annex A thereto (the “Termination”).

Notwithstanding clause (2) of the first paragraph above, this Proxy will not include any shares of capital stock of the Buyer that are not subject to clause (1) of the first paragraph above for which the undersigned’s only voting power results from the undersigned having been named as proxy pursuant to the proxy solicitation conducted by the Buyer’s Board of Directors in connection with a meeting of the shareholders of the Buyer and over which the undersigned does not otherwise have voting power with respect thereto.

The undersigned hereby ratifies and confirms all that the proxies named herein may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of this January     , 2004.

Annex B-1

IRREVOCABLE PROXY

The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints each of Mark K. Ruport and Steven M. Johnson the true and lawful attorney, with full power of substitution, for and in the name of the undersigned to vote, at any time before the Termination (defined below), all shares of common stock of Stellent, Inc., a Minnesota corporation (the “Buyer”), or other shares of capital stock of the Buyer entitled to vote on the business to be transacted, (1) registered in the name of the undersigned at the record date for such vote, or (2) except as set forth below, over which the undersigned has voting power by power of attorney or other contractual arrangements with the owner of record (collectively, the “Shares”), at any meeting of the shareholders of the Buyer, and at all adjournments thereof, and pursuant to any consent of the shareholders in lieu of a meeting or otherwise, in favor of approval of the Stock Issuance (defined below).

This Proxy is given with respect to the approval of the issuance of shares of common stock of the Buyer (the “Stock Issuance”) pursuant to the Agreement and Plan of Merger among the Buyer, STEL Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Buyer, and Optika Inc., a Delaware corporation (the “Company”), dated as of January 11, 2004 (the “Merger Agreement”). This Proxy is given to induce the Company to enter into the Merger Agreement, is coupled with an interest, and is irrevocable; provided, that this Proxy will terminate automatically and without further action on behalf of the undersigned upon the termination of the Voting Agreement, dated as of the date hereof, among the Company and each of the persons and entities listed on Annex A thereto (the “Termination”).

Notwithstanding clause (2) of the first paragraph above, this Proxy will not include any shares of capital stock of the Buyer that are not subject to clause (1) of the first paragraph above for which the undersigned’s only voting power results from the undersigned having been named as proxy pursuant to the proxy solicitation conducted by the Buyer’s Board of Directors in connection with a meeting of the shareholders of the Buyer and over which the undersigned does not otherwise have voting power with respect thereto.

The undersigned hereby ratifies and confirms all that the proxies named herein may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of this January 11, 2004.

s/s Robert F. Olson

Robert F. Olson

IRREVOCABLE PROXY

The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints each of Mark K. Ruport and Steven M. Johnson the true and lawful attorney, with full power of substitution, for and in the name of the undersigned to vote, at any time before the Termination (defined below), all shares of common stock of Stellent, Inc., a Minnesota corporation (the “Buyer”), or other shares of capital stock of the Buyer entitled to vote on the business to be transacted, (1) registered in the name of the undersigned at the record date for such vote, or (2) except as set forth below, over which the undersigned has voting power by power of attorney or other contractual arrangements with the owner of record (collectively, the “Shares”), at any meeting of the shareholders of the Buyer, and at all adjournments thereof, and pursuant to any consent of the shareholders in lieu of a meeting or otherwise, in favor of approval of the Stock Issuance (defined below).

This Proxy is given with respect to the approval of the issuance of shares of common stock of the Buyer (the “Stock Issuance”) pursuant to the Agreement and Plan of Merger among the Buyer, STEL Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Buyer, and Optika Inc., a Delaware corporation (the “Company”), dated as of January 11, 2004 (the “Merger Agreement”). This Proxy is given to induce the Company to enter into the Merger Agreement, is coupled with an interest, and is irrevocable; provided, that this Proxy will terminate automatically and without further action on behalf of the undersigned upon the termination of the Voting Agreement, dated as of the date hereof, among the Company and each of the persons and entities listed on Annex A thereto (the “Termination”).

Notwithstanding clause (2) of the first paragraph above, this Proxy will not include any shares of capital stock of the Buyer that are not subject to clause (1) of the first paragraph above for which the undersigned’s only voting power results from the undersigned having been named as proxy pursuant to the proxy solicitation conducted by the Buyer’s Board of Directors in connection with a meeting of the shareholders of the Buyer and over which the undersigned does not otherwise have voting power with respect thereto.

The undersigned hereby ratifies and confirms all that the proxies named herein may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of this January 11, 2004.

s/s Kenneth H. Holec

Kenneth H. Holec

IRREVOCABLE PROXY

The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints each of Mark K. Ruport and Steven M. Johnson the true and lawful attorney, with full power of substitution, for and in the name of the undersigned to vote, at any time before the Termination (defined below), all shares of common stock of Stellent, Inc., a Minnesota corporation (the “Buyer”), or other shares of capital stock of the Buyer entitled to vote on the business to be transacted, (1) registered in the name of the undersigned at the record date for such vote, or (2) except as set forth below, over which the undersigned has voting power by power of attorney or other contractual arrangements with the owner of record (collectively, the “Shares”), at any meeting of the shareholders of the Buyer, and at all adjournments thereof, and pursuant to any consent of the shareholders in lieu of a meeting or otherwise, in favor of approval of the Stock Issuance (defined below).

This Proxy is given with respect to the approval of the issuance of shares of common stock of the Buyer (the “Stock Issuance”) pursuant to the Agreement and Plan of Merger among the Buyer, STEL Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Buyer, and Optika Inc., a Delaware corporation (the “Company”), dated as of January 11, 2004 (the “Merger Agreement”). This Proxy is given to induce the Company to enter into the Merger Agreement, is coupled with an interest, and is irrevocable; provided, that this Proxy will terminate automatically and without further action on behalf of the undersigned upon the termination of the Voting Agreement, dated as of the date hereof, among the Company and each of the persons and entities listed on Annex A thereto (the “Termination”).

Notwithstanding clause (2) of the first paragraph above, this Proxy will not include any shares of capital stock of the Buyer that are not subject to clause (1) of the first paragraph above for which the undersigned’s only voting power results from the undersigned having been named as proxy pursuant to the proxy solicitation conducted by the Buyer’s Board of Directors in connection with a meeting of the shareholders of the Buyer and over which the undersigned does not otherwise have voting power with respect thereto.

The undersigned hereby ratifies and confirms all that the proxies named herein may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of this January 11, 2004.

s/s Philip E. Soran

Philip E. Soran

IRREVOCABLE PROXY

The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints each of Mark K. Ruport and Steven M. Johnson the true and lawful attorney, with full power of substitution, for and in the name of the undersigned to vote, at any time before the Termination (defined below), all shares of common stock of Stellent, Inc., a Minnesota corporation (the “Buyer”), or other shares of capital stock of the Buyer entitled to vote on the business to be transacted, (1) registered in the name of the undersigned at the record date for such vote, or (2) except as set forth below, over which the undersigned has voting power by power of attorney or other contractual arrangements with the owner of record (collectively, the “Shares”), at any meeting of the shareholders of the Buyer, and at all adjournments thereof, and pursuant to any consent of the shareholders in lieu of a meeting or otherwise, in favor of approval of the Stock Issuance (defined below).

This Proxy is given with respect to the approval of the issuance of shares of common stock of the Buyer (the “Stock Issuance”) pursuant to the Agreement and Plan of Merger among the Buyer, STEL Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Buyer, and Optika Inc., a Delaware corporation (the “Company”), dated as of January 11, 2004 (the “Merger Agreement”). This Proxy is given to induce the Company to enter into the Merger Agreement, is coupled with an interest, and is irrevocable; provided, that this Proxy will terminate automatically and without further action on behalf of the undersigned upon the termination of the Voting Agreement, dated as of the date hereof, among the Company and each of the persons and entities listed on Annex A thereto (the “Termination”).

Notwithstanding clause (2) of the first paragraph above, this Proxy will not include any shares of capital stock of the Buyer that are not subject to clause (1) of the first paragraph above for which the undersigned’s only voting power results from the undersigned having been named as proxy pursuant to the proxy solicitation conducted by the Buyer’s Board of Directors in connection with a meeting of the shareholders of the Buyer and over which the undersigned does not otherwise have voting power with respect thereto.

The undersigned hereby ratifies and confirms all that the proxies named herein may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of this January 11, 2004.

s/s Raymond A. Tucker

Raymond A. Tucker

IRREVOCABLE PROXY

The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints each of Mark K. Ruport and Steven M. Johnson the true and lawful attorney, with full power of substitution, for and in the name of the undersigned to vote, at any time before the Termination (defined below), all shares of common stock of Stellent, Inc., a Minnesota corporation (the “Buyer”), or other shares of capital stock of the Buyer entitled to vote on the business to be transacted, (1) registered in the name of the undersigned at the record date for such vote, or (2) except as set forth below, over which the undersigned has voting power by power of attorney or other contractual arrangements with the owner of record (collectively, the “Shares”), at any meeting of the shareholders of the Buyer, and at all adjournments thereof, and pursuant to any consent of the shareholders in lieu of a meeting or otherwise, in favor of approval of the Stock Issuance (defined below).

This Proxy is given with respect to the approval of the issuance of shares of common stock of the Buyer (the “Stock Issuance”) pursuant to the Agreement and Plan of Merger among the Buyer, STEL Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Buyer, and Optika Inc., a Delaware corporation (the “Company”), dated as of January 11, 2004 (the “Merger Agreement”). This Proxy is given to induce the Company to enter into the Merger Agreement, is coupled with an interest, and is irrevocable; provided, that this Proxy will terminate automatically and without further action on behalf of the undersigned upon the termination of the Voting Agreement, dated as of the date hereof, among the Company and each of the persons and entities listed on Annex A thereto (the “Termination”).

Notwithstanding clause (2) of the first paragraph above, this Proxy will not include any shares of capital stock of the Buyer that are not subject to clause (1) of the first paragraph above for which the undersigned’s only voting power results from the undersigned having been named as proxy pursuant to the proxy solicitation conducted by the Buyer’s Board of Directors in connection with a meeting of the shareholders of the Buyer and over which the undersigned does not otherwise have voting power with respect thereto.

The undersigned hereby ratifies and confirms all that the proxies named herein may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of this January 11, 2004.

s/s Steven C. Waldron

Steven C. Waldron

IRREVOCABLE PROXY

The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints each of Mark K. Ruport and Steven M. Johnson the true and lawful attorney, with full power of substitution, for and in the name of the undersigned to vote, at any time before the Termination (defined below), all shares of common stock of Stellent, Inc., a Minnesota corporation (the “Buyer”), or other shares of capital stock of the Buyer entitled to vote on the business to be transacted, (1) registered in the name of the undersigned at the record date for such vote, or (2) except as set forth below, over which the undersigned has voting power by power of attorney or other contractual arrangements with the owner of record (collectively, the “Shares”), at any meeting of the shareholders of the Buyer, and at all adjournments thereof, and pursuant to any consent of the shareholders in lieu of a meeting or otherwise, in favor of approval of the Stock Issuance (defined below).

This Proxy is given with respect to the approval of the issuance of shares of common stock of the Buyer (the “Stock Issuance”) pursuant to the Agreement and Plan of Merger among the Buyer, STEL Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Buyer, and Optika Inc., a Delaware corporation (the “Company”), dated as of January 11, 2004 (the “Merger Agreement”). This Proxy is given to induce the Company to enter into the Merger Agreement, is coupled with an interest, and is irrevocable; provided, that this Proxy will terminate automatically and without further action on behalf of the undersigned upon the termination of the Voting Agreement, dated as of the date hereof, among the Company and each of the persons and entities listed on Annex A thereto (the “Termination”).

Notwithstanding clause (2) of the first paragraph above, this Proxy will not include any shares of capital stock of the Buyer that are not subject to clause (1) of the first paragraph above for which the undersigned’s only voting power results from the undersigned having been named as proxy pursuant to the proxy solicitation conducted by the Buyer’s Board of Directors in connection with a meeting of the shareholders of the Buyer and over which the undersigned does not otherwise have voting power with respect thereto.

The undersigned hereby ratifies and confirms all that the proxies named herein may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of this January 11, 2004.

s/s Gregg A. Waldon

Gregg A. Waldon

IRREVOCABLE PROXY

The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints each of Mark K. Ruport and Steven M. Johnson the true and lawful attorney, with full power of substitution, for and in the name of the undersigned to vote, at any time before the Termination (defined below), all shares of common stock of Stellent, Inc., a Minnesota corporation (the “Buyer”), or other shares of capital stock of the Buyer entitled to vote on the business to be transacted, (1) registered in the name of the undersigned at the record date for such vote, or (2) except as set forth below, over which the undersigned has voting power by power of attorney or other contractual arrangements with the owner of record (collectively, the “Shares”), at any meeting of the shareholders of the Buyer, and at all adjournments thereof, and pursuant to any consent of the shareholders in lieu of a meeting or otherwise, in favor of approval of the Stock Issuance (defined below).

This Proxy is given with respect to the approval of the issuance of shares of common stock of the Buyer (the “Stock Issuance”) pursuant to the Agreement and Plan of Merger among the Buyer, STEL Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Buyer, and Optika Inc., a Delaware corporation (the “Company”), dated as of January 11, 2004 (the “Merger Agreement”). This Proxy is given to induce the Company to enter into the Merger Agreement, is coupled with an interest, and is irrevocable; provided, that this Proxy will terminate automatically and without further action on behalf of the undersigned upon the termination of the Voting Agreement, dated as of the date hereof, among the Company and each of the persons and entities listed on Annex A thereto (the “Termination”).

Notwithstanding clause (2) of the first paragraph above, this Proxy will not include any shares of capital stock of the Buyer that are not subject to clause (1) of the first paragraph above for which the undersigned’s only voting power results from the undersigned having been named as proxy pursuant to the proxy solicitation conducted by the Buyer’s Board of Directors in connection with a meeting of the shareholders of the Buyer and over which the undersigned does not otherwise have voting power with respect thereto.

The undersigned hereby ratifies and confirms all that the proxies named herein may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of this January 11, 2004.

s/s David S. Batt

David S. Batt

IRREVOCABLE PROXY

The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints each of Mark K. Ruport and Steven M. Johnson the true and lawful attorney, with full power of substitution, for and in the name of the undersigned to vote, at any time before the Termination (defined below), all shares of common stock of Stellent, Inc., a Minnesota corporation (the “Buyer”), or other shares of capital stock of the Buyer entitled to vote on the business to be transacted, (1) registered in the name of the undersigned at the record date for such vote, or (2) except as set forth below, over which the undersigned has voting power by power of attorney or other contractual arrangements with the owner of record (collectively, the “Shares”), at any meeting of the shareholders of the Buyer, and at all adjournments thereof, and pursuant to any consent of the shareholders in lieu of a meeting or otherwise, in favor of approval of the Stock Issuance (defined below).

This Proxy is given with respect to the approval of the issuance of shares of common stock of the Buyer (the “Stock Issuance”) pursuant to the Agreement and Plan of Merger among the Buyer, STEL Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Buyer, and Optika Inc., a Delaware corporation (the “Company”), dated as of January 11, 2004 (the “Merger Agreement”). This Proxy is given to induce the Company to enter into the Merger Agreement, is coupled with an interest, and is irrevocable; provided, that this Proxy will terminate automatically and without further action on behalf of the undersigned upon the termination of the Voting Agreement, dated as of the date hereof, among the Company and each of the persons and entities listed on Annex A thereto (the “Termination”).

Notwithstanding clause (2) of the first paragraph above, this Proxy will not include any shares of capital stock of the Buyer that are not subject to clause (1) of the first paragraph above for which the undersigned’s only voting power results from the undersigned having been named as proxy pursuant to the proxy solicitation conducted by the Buyer’s Board of Directors in connection with a meeting of the shareholders of the Buyer and over which the undersigned does not otherwise have voting power with respect thereto.

The undersigned hereby ratifies and confirms all that the proxies named herein may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of this January 11, 2004.

s/s Frank A. Radichel

Frank A. Radichel

IRREVOCABLE PROXY

The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints each of Mark K. Ruport and Steven M. Johnson the true and lawful attorney, with full power of substitution, for and in the name of the undersigned to vote, at any time before the Termination (defined below), all shares of common stock of Stellent, Inc., a Minnesota corporation (the “Buyer”), or other shares of capital stock of the Buyer entitled to vote on the business to be transacted, (1) registered in the name of the undersigned at the record date for such vote, or (2) except as set forth below, over which the undersigned has voting power by power of attorney or other contractual arrangements with the owner of record (collectively, the “Shares”), at any meeting of the shareholders of the Buyer, and at all adjournments thereof, and pursuant to any consent of the shareholders in lieu of a meeting or otherwise, in favor of approval of the Stock Issuance (defined below).

This Proxy is given with respect to the approval of the issuance of shares of common stock of the Buyer (the “Stock Issuance”) pursuant to the Agreement and Plan of Merger among the Buyer, STEL Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Buyer, and Optika Inc., a Delaware corporation (the “Company”), dated as of January 11, 2004 (the “Merger Agreement”). This Proxy is given to induce the Company to enter into the Merger Agreement, is coupled with an interest, and is irrevocable; provided, that this Proxy will terminate automatically and without further action on behalf of the undersigned upon the termination of the Voting Agreement, dated as of the date hereof, among the Company and each of the persons and entities listed on Annex A thereto (the “Termination”).

Notwithstanding clause (2) of the first paragraph above, this Proxy will not include any shares of capital stock of the Buyer that are not subject to clause (1) of the first paragraph above for which the undersigned’s only voting power results from the undersigned having been named as proxy pursuant to the proxy solicitation conducted by the Buyer’s Board of Directors in connection with a meeting of the shareholders of the Buyer and over which the undersigned does not otherwise have voting power with respect thereto.

The undersigned hereby ratifies and confirms all that the proxies named herein may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of this January 11, 2004.

s/s Daniel P. Ryan

Daniel P. Ryan